UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2012

NEOSTEM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170

(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180

Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

In its Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on June 18, 2012, NeoStem, Inc. (the “Company” or “NeoStem”) announced the signing of the Equity Purchase Agreement dated as of June 18, 2012 (the “Equity Purchase Agreement”), by and among the Company, the Company’s wholly-owned subsidiary China Biopharmaceuticals Holdings, Inc. (“CBH”), Fullbright Finance Limited, a limited liability company organized under the laws of the British Virgin Islands (“Fullbright”), Suzhou Erye Economy & Trading Co., Ltd., a limited liability company organized under the laws of the People’s Republic of China (“EET” and together with Fullbright, each a “Purchaser” and collectively, the “Purchasers”), and Suzhou Erye Pharmaceutical Co., Ltd., a Sino-foreign equity joint venture with limited liability organized under the laws of the People’s Republic of China (“Erye”), providing for the sale by NeoStem and CBH to the Purchasers (the “Erye Sale”) of NeoStem’s entire 51% ownership interest in Erye (the “Erye Interest”).

To update the disclosure appearing under Item 1.01 of the June 18, 2012 Form 8-K, the Company today announced that it has received from the Purchasers the initial $1,228,000 down payment (10% of the total cash purchase price), which was due within 15 days of the execution of the Equity Purchase Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements.

On July 5, 2012 (the “Grant Date”), the Compensation Committee of the Company’s Board of Directors granted Robin L. Smith, M.D., the Company’s Chief Executive Officer and Chairman of the Board, an option (the “Option”) to purchase 700,000 shares of NeoStem common stock at an exercise price of $.52 per share (the closing price of a share of NeoStem common stock on the NYSE Mkt on the Grant Date), and issued 150,000 shares (the “Shares”) to her pursuant and subject to the terms of the Company’s 2009 Equity Compensation Plan. The Option and Shares were fully vested on the Grant Date and the Option has a term of ten years despite termination of employment.

Item 8.01. Other Events.

On July 9, 2012, NeoStem issued a press release that included a letter to the shareholders of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Effective as of June 25, 2012, NeoStem appointed Martin Schmieg, age 50, as the Company’s Vice President, Corporate Development. Mr. Schmieg, who will serve the Company in a full-time capacity, brings to the Company over 25 years of experience in business development for health care product and medical technology companies ranging from early-stage privately funded technology ventures to market driven public companies. While originally trained in accounting and finance, Mr. Schmieg’s career has also included hands-on management of research and development, regulatory, manufacturing, marketing, sales, customer service, and business development functions. Over the past two years, Mr. Schmieg has worked as a consultant for companies including Besser Consulting, LLC, Beckman Coulter Genomics (a Beckman Coulter company), Cardionet, Inc. (NASDAQ: BEAT), DakDak Photoaging Technologies, Inc. (acquired by Charles River Laboratories, Inc. (NYSE:CRL) in 2002), and Carl Zeiss. From March 2009 through September 2010, he served as President of Nuvilex, Inc. (OTCQB: NVLX) which merged with Freedom2, Inc. where he served as President and CEO from April 2006 through March 2009. He has also held senior management positions with Isolagen, Inc. (now Fibrocell Science, Inc. (OTC BB: FCSC), Sirna Therapeutics, Inc. (acquired by Merck & Co. (NYSE: MRK) in 2006), Advanced Bionics Corporation (acquired by Sonova Holdings AG (SIX: SOON) in 2009) and Cytometrics, Inc, (acquired by Lekam Medical Limited) where he was also a co-founder and served on the board of directors.

Mr. Schmieg has expertise in financing, mergers and acquisitions and the development of companies with novel technologies from lab to market. Selected transactions include the multi-billion dollar sale of Advanced Bionics Corporation to Boston Scientific, the development and market launch of the Cytoscan instrument for observation and measurement of the human micro-circulatory system, and establishing credible relationships with the venture capital and investment banking communities. Martin has also practiced as a Certified Public Accountant. He is a graduate of LaSalle University.

Additional Information and Where to Find It:

In connection with the proposed Erye Sale, the Company will be filing a proxy statement and other relevant documents with the SEC. INVESTORS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION. Investors will be able to obtain the proxy statement (when it is available) and other relevant documents filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, copies of the proxy statement (when available) and other documents filed by the Company with the SEC with respect to the proposed transaction may be obtained free of charge by directing a request to: NeoStem, Inc., 420 Lexington Avenue, Suite 450, New York, NY 10170, Attn: Catherine M. Vaczy, Vice President and General Counsel, (212) 584-4180.

Participants in the Solicitation:

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction. The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information concerning the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K, filed by the Company with the SEC on March 20, 2012, as amended by Amendment No. 1 on Form 10-K/A, filed by the Company with the SEC on April 30, 2012. Investors may obtain additional information regarding the interests of such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed transaction by reading the proxy statement when it becomes available.

Forward Looking Statements:

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management judgment regarding future events.  Although the Company believes the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than the statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors. Important factors that might cause such a difference include, but are not limited to, failure of NeoStem’s stockholders to approve the Erye Sale, failure to obtain PRC regulatory approvals in connection with consummation of the Erye Sale, termination of the Agreement prior to Closing, the Company’s need for outside financing to meet capital requirements, the Company's or its partners’ successful development of cell therapeutics, as well as the future of the cell therapeutics industry and the rate at which such industry may grow and other events and factors disclosed previously and from time to time in the Company’s filing with the SEC, including NeoStem’s Annual Report on Form 10-K, filed by the Company with the SEC on March 20, 2012, as amended by Amendment No. 1 on Form 10-K/A, filed by the Company with the SEC on April 30, 2012, the Company’s Quarterly Report on Form 10-Q, filed by the Company with the SEC on May 11, 2012, and other factors identified from time to time in the Company’s periodic filings with the SEC. NeoStem does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of NeoStem, Inc. dated July 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	Vice President and General Counsel

Dated:  July 9, 2012